UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2023
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On June 29, 2023, Caribou Biosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Pfizer Inc. (“Pfizer”), pursuant to which the Company, in a private placement transaction (the “Private Placement”), agreed to issue and sell to Pfizer 4,690,431 shares (the “Shares”) of common stock, par value $0.0001 per share, at a purchase price of $5.33 per share, for aggregate gross proceeds to the Company of approximately $25 million. The issuance and sale of the Shares to Pfizer closed on June 30, 2023.
Pursuant to the Securities Purchase Agreement, unless otherwise agreed in writing by Pfizer, the Company has agreed to use the proceeds from the sale of the Shares solely in connection with the development program for (i) the Company’s allogeneic anti-BCMA CAR-T cell therapy known as CB-011 that is being evaluated in the CaMMouflage clinical trial and/or (ii) any other single-targeted anti-BCMA CAR-T cell therapy using an anti-BCMA scFv owned or controlled by the Company, during the 36-month period beginning on the date of the Securities Purchase Agreement. The cell therapies referred to in clauses (i) and (ii) of the preceding sentence together are referred to herein as the “Company BCMA Product Candidate.”
The Company also granted certain registration rights to Pfizer under the Securities Purchase Agreement with regard to the resale of the Shares.
The representations, warranties, and covenants contained in the Securities Purchase Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Securities Purchase Agreement is being filed as an exhibit to this Current Report on Form 8-K (the “Current Report”) only to provide investors with information regarding the terms of the Securities Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.
Voting Agreement
On June 29, 2023, the Company and Pfizer also entered into a Voting Agreement (the “Voting Agreement”), pursuant to which, for a period of 12 months, Pfizer agreed to cause any voting securities of the Company that Pfizer beneficially owns (within the meaning of Rules 13d-3 or 13d-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in excess of 4.99% of the then issued and outstanding voting securities of the Company to be voted (i) with respect to any matter directly relating to remuneration of directors, directors’ insurance, or indemnification or release from liability of directors, in a manner proportionally consistent with the votes properly cast for and against by holders of voting securities not beneficially owned by Pfizer, and (ii) with respect to any other matter in which Pfizer shall have the right to vote such voting securities, in accordance with the recommendation of the Board of Directors of the Company or any applicable committee thereof.
The foregoing description of the Securities Purchase Agreement and the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the Voting Agreement which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report.
Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.
The offer and sale of the Shares to Pfizer were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and corresponding provisions of state securities or “blue sky” laws, as a transaction by an issuer not involving a public offering. The Shares may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

Item 7.01 Regulation FD Disclosure.

On July 6, 2023, the Company issued a press release announcing the entry into the Securities Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 to this Current Report.
The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific references in such filing.
Item 8.01 Other Matters.

In connection with the Private Placement, the Company and Pfizer also entered into an Information Rights Agreement on June 29, 2023 (the “Information Rights Agreement”) having a thirty-six (36)-month term. Under the Information Rights Agreement, the Company granted Pfizer a thirty (30)-calendar day right of first negotiation if the Company commences or engages with any third party with respect to a potential grant of rights to develop and/or commercialize a Company BCMA Product Candidate, including, without limitation, a license agreement, a co-promotion/co-commercialization agreement, a profit share agreement, joint venture agreement, or asset sale agreement or otherwise (a “Grant of Program Rights”). If Pfizer and the Company do not reach an agreement with respect to a Grant of Program Rights within the negotiation period, then the Company may pursue negotiations regarding (and, if applicable, consummate) such Grant of Program Rights with any third party. In the event that the Company and such third party do not reach agreement on the Grant of Program Rights within a specified time period, Pfizer’s right of first negotiation would be reinstated.
Under the Information Rights Agreement, the Company also agreed to grant Pfizer the right to designate one representative to serve on the Company’s Scientific Advisory Board, and Pfizer has selected Sriram Krishnaswami, PhD, Vice President and Development Head, Multiple Myeloma at Pfizer, to fill this position. Through an information sharing committee, the Company will provide calendar quarter updates to Pfizer regarding the development programs for a Company BCMA Product Candidate. Additionally, the Company agreed to provide Pfizer access to any preclinical or interim or final clinical data (including raw data) and results generated as part of the development program for a Company BCMA Product Candidate at the same time that the Company provides such data to a third party (other than to service providers of the Company or the U.S. Food and Drug Administration or other regulatory authorities), subject to certain confidentiality exceptions.
Forward-Looking Statements
This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are forward-looking statements. Forward-looking statements may relate to future events or future performance. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its industry, its beliefs and its assumptions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements include, without limitation, statements related to the Company’s strategy, plans, and objectives, and expectations regarding its clinical and preclinical development programs, including its expectations relating to its product developments, including the Company’s allogeneic anti-BCMA CAR-T cell therapy product candidate, CB-011, and the intended use of proceeds from the sale of the Shares to Pfizer. Management believes that these forward-looking statements are reasonable as and when made. However, such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include, without limitation, risks inherent in the development of cell therapy products; uncertainties related to the initiation, cost, timing, progress, and results of the Company’s current and future research and development programs, preclinical studies, and clinical trials; the risk that initial or interim clinical trial data will not ultimately be predictive of the safety and efficacy of the Company’s product candidates or that clinical outcomes may differ as more patient data becomes available; the risk that preclinical study results observed will not be borne out in human patients; as well as other risk factors described from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent filings. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated June 29, 2023, by and between Caribou Biosciences, Inc. and Pfizer Inc.
10.2	Voting Agreement, dated June 29, 2023, by and between Caribou Biosciences, Inc. and Pfizer Inc.
99.1	Press Release issued by Caribou Biosciences, Inc. on July 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

Date:	July 6, 2023	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer